UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2011


                                  WARP 9, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-13215                                      30-0050402
-------------------------                 -------------------------------------
(Commission File Number)                  (I.R.S. Employee Identification No.)


        6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number:      (805) 964-3313


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

              SECTION 5.2  Departure  of  Directors  or Certain  Officers,
              Election  of  Directors,  Appointment  of Certain  Officers,
              Compensatory Arrangements of Certain Officers....................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 31, 2011, the Board of Directors of Warp 9, Inc., a Nevada corporation (the "Company"), appointed William E. Beifuss, Jr., the current Chairman of the Board of Directors and interim President and Chief Executive Officer of the Company, to be the permanent full time Chief Executive Officer and President of the Company, effective commencing on January 1, 2011. A monthly fee of $8,000 and reimbursement of expenses has been established as compensation for Mr. Beifuss' service as the President and Chief Executive Officer of Warp 9, Inc., payable on the last day of each month for which services are performed by Mr. Beifuss.

         William E. Beifuss, Jr., age 66, became an independent director of the Company on November 18, 2008 and became Chairman of the Board of Directors on December 11, 2008. Mr. Beifuss is a business executive and currently serves as Chief Executive Officer of Cumorah Capital, Inc., a private investment company. From April 1992 to January 2006, Mr. Beifuss was Chief Executive Officer of Coeur D'Alene French Baking Company. He serves as a unit committee chairman of Boy Scouts of America. Mr. Beifuss is the father of John Charles Beifuss, a director of the Company.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: January 31, 2011

                                /s/ William E. Beifuss, Jr.
                                -----------------------------------
                                William E. Beifuss, Jr., President











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